UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): September 17, 2014

GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware _________________________ (State or other jurisdiction of incorporation)	001-33988 _________________________ (Commission File Number)	26-0405422 ________________________ (I.R.S. Employer Identification No.)

1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices)
(Zip Code)

(770) 240-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Effective September 17, 2014, Mr. Michael G. MacDougall, one of the members of the Board of Directors of Graphic Packaging Holding Company (the “Company”), resigned from the Board. Mr. MacDougall’s resignation did not result from any disagreement with the Company or its management.

On September 18, 2014, the Company’s Board of Directors elected Mr. Paul D. Carrico to the Board. Mr. Carrico will serve as one of the Class II Directors, whose three-year terms expire in 2015. Mr. Carrico will be an independent Director of the Company and is not party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY
(Registrant)

Date: September 19, 2014	By:	/s/ Lauren S. Tashma
Lauren S. Tashma
Senior Vice President, General Counsel and Secretary